                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January 1999.


                                                   /s/  Phillip R. Cox
                                                   -------------------------
                                                   Phillip R. Cox
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January 1999.


                                                   /s/  Richard G. Ellenberger
                                                   ---------------------------
                                                   Richard G. Ellenberger
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January 1999.


                                                   /s/  William A. Friedlander
                                                   ---------------------------
                                                   William A. Friedlander
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January 1999.


                                                   /s/  Robert P. Hummel, M.D.
                                                   ---------------------------
                                                   Robert P. Hummel, M.D.
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January 1999.


                                                   /s/  James D. Kiggen
                                                   -------------------------
                                                   James D. Kiggen
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January 1999.


                                                   /s/  John T. LaMacchia
                                                   -------------------------
                                                   John T. LaMacchia
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of January 1999.


                                                   /s/  David B. Sharrock
                                                   -------------------------
                                                   David B. Sharrock
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January 1999.


                                                   /s/  Mary D. Nelson
                                                   --------------------------
                                                   Mary D. Nelson
                                                   Director

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a Registration Statement for the Cincinnati Bell Inc. Hourly-Paid Employee Option Program on Form S-8; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, John
T. LaMacchia, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of February 1999.


                                                   /s/  Karen M. Hoguet
                                                   -------------------------
                                                   Karen M. Hoguet
                                                   Director